--------------------------------------------------------------------------------
                      ANNUAL REPORT AND PERFORMANCE UPDATE
--------------------------------------------------------------------------------

           (Logo)
     NEW ENGLAND FUNDS
Where The Best Minds Meet(TM)

--------------------------------------------------------------------------------

                                                                     New England
                                                                 Adjustable Rate
                                                            U.S. Government Fund


                                                            [graphic omitted]


December 31, 1996

                                                                   FEBRUARY 1997
--------------------------------------------------------------------------------

[Photo of Henry L.P. Schmelzer]

Dear New England Funds Shareholder,

Taken together, 1995 and 1996 constituted the sixth strongest back-to-back years for the U.S. stock market since 1915, as measured by percentage gain in the Dow Jones Industrial Average (according to Bloomberg Business News).

Most New England Funds portfolio managers believe that the forces behind this rally -- low inflation, relatively stable interest rates and strong corporate profits -- will persist, at least for a time. Nevertheless, bull markets can suddenly turn quiet; they can decline modestly; or they can reverse course sharply. No one can predict what is ahead, nor can anyone guarantee whether the market's strength will extend even further in 1997 and beyond.

Maintain a Long-Term Perspective
Whatever the market's direction, you should be prepared to consider any short-term trends in the broader context of your long-term personal goals, including the accumulation of financial assets. One way to manage this important process is by diversifying your investments. While U.S. stocks have historically been the strongest performers, you may, depending on your financial goals and needs, also benefit from investing in various types of bond funds, and by participating in growing overseas markets.

Remember that each investment has its own unique risks. What's more, no strategy can assure a profit or protect against a loss. However, one time-tested approach is to invest regularly and stay invested -- in good times and bad -- to avoid the pitfall of guessing what the market might do in the short run.

Our Multiple-Adviser Approach Sets Us Apart
Many financial representatives recommend New England Funds to their clients because of our distinctive multiple-adviser approach. For each fund, we hand-pick a specific subadviser or subadvisers with significant experience and demonstrated skill in selecting investments that are in tune with that fund's stated objective. We call it matching the talent to the task.

Finally, it may interest you to learn that you are part of a major national trend. In 1996, nearly 37 million U.S. households owned mutual funds, according to the Investment Company Institute, an industry trade organization. Mutual funds are now a cornerstone of retirement, college and other investment plans for millions of Americans.

New England Funds has grown with the industry and is now over $6 billion in size. We thank you for helping us reach this important milestone, and look forward to serving your investment needs well into the future.

Sincerely,


/s/ Henry L.P. Schmelzer
------------------------
    Henry L.P. Schmelzer, President

For more information, including a prospectus for any New England Fund, please contact your financial representative or call the Investor Services and Marketing Group at 800-225-5478. Please read the prospectus carefully, including the information on charges and expenses, before you invest.

--------------------------------------------------------------------------------
                NEW ENGLAND ADJUSTABLE RATE U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------

                                      AWARD WINNING SERVICE -- TWO YEARS RUNNING
--------------------------------------------------------------------------------

---------------------    For two years running we're proud to announce that
        [Logo]           DALBAR, an independent evaluator of mutual fund
        QUALITY          service, has awarded New England Funds its Quality
    TESTED SERVICE       Tested Service Seal for "providing the highest
         1996            tier of service excellence in the mutual fund
---------------------    industry." New England Funds is one of just three
        DALBAR           mutual fund companies to earn this distinction in
HONORS COMMITMENT TO:    each of the last two years -- another reason why
      INVESTORS          we are becoming known as the mutual fund company
---------------------    Where The Best Minds Meet(TM).


                                    INVESTMENT RESULTS THROUGH DECEMBER 31, 1996
--------------------------------------------------------------------------------

Putting Performance into Perspective
The graph comparing your Fund's performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses.

--------------------------------------------------------------------------------
                NEW ENGLAND ADJUSTABLE RATE U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------

[A chart in the form of a line graph appears here, illustrating the growth of a $10,000 investment in the Fund compared to the Lehman Adjustable Rate Mortgage Index and the Cost of Living since 12/31/91. The data points for this chart are as follows:]

--------------------------------------------------------------------------------
                GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES
--------------------------------------------------------------------------------

                         COMPARED TO LEHMAN ADJUSTABLE
             RATE MORTGAGE INDEX (ARM)(4) AND THE COST OF LIVING(5)
                      DECEMBER 1991 THROUGH DECEMBER 1996

                                                                  COST OF
DATE               NAV(1)           POP(2)      LEHMAN ARM(4)    LIVING(5)
----              --------         -------      -------------    ---------
12/31/91          $10,000           $9,900        $10,000        $10,000
12/31/92          $10,494          $10,389        $10,502        $10,290
12/31/93          $10,916          $10,807        $11,131        $10,573
12/31/94          $11,000          $10,890        $11,132        $10,856
12/31/95          $11,948          $11,829        $12,437        $11,140
12/31/96          $12,645          $12,518        $12,437        $11,510

This illustration represents past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. Class B share performance will be greater or less than that shown based on differences in inception date, fees and sales charges. All index and Fund performance assumes reinvested distributions.

--------------------------------------------------------------------------------
                NEW ENGLAND ADJUSTABLE RATE U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------

                                           AVERAGE ANNUAL TOTAL RETURNS 12/31/96
--------------------------------------------------------------------------------
 CLASS A (Inception 10/18/91)  1 YEAR    3 YEARS    5 YEARS     SINCE INCEPTION

 NET ASSET VALUE(1)             5.83%     5.02%      4.80%           4.85%
 WITH MAX. SALES CHARGE(2)      4.83      4.65       4.58            4.63
 LIPPER ARM AVERAGE(6)          5.40      2.32       3.55            N/A

--------------------------------------------------------------------------------
 CLASS B (Inception 9/13/93)   1 YEAR    3 YEARS  SINCE INCEPTION

 NET ASSET VALUE(1)             4.90%     4.20%        3.80%
 WITH CDSC(3)                   0.90      3.28         3.25
 LEHMAN ARM INDEX(4)            6.64      5.81         5.51
 LIPPER ARM AVERAGE(6)          5.40      2.32         N/A

These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost.

NOTES TO CHARTS AND PERFORMANCE UPDATE

(1) Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase.

(2) With Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 1% at the time of purchase of Class A shares.

(3) With Contingent Deferred Sales Charge (CDSC) performance assumes a maximum 4% sales charge is applied to a redemption of Class B shares. The sales charge will decrease over time, declining to zero five years after the purchase of shares.

(4) Lehman Adjustable Rate Mortgage Index (ARM) is an unmanaged index of adjustable rate mortgages of short to intermediate maturities. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

(5) Cost of Living is based on the Consumer Price Index, a widely recognized measure of the cost of goods and services in the United States, calculated by the U.S. Bureau of Labor Statistics.

(6) Lipper Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

--------------------------------------------------------------------------------
                NEW ENGLAND ADJUSTABLE RATE U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------

                                 QUESTIONS & ANSWERS WITH YOUR PORTFOLIO MANAGER
--------------------------------------------------------------------------------

Q.  How did New England Adjustable Rate U.S. Government Fund perform during
    1996?

[Photo of Scott Nicholson
 Back Bay Advisors, L.P.]

    In a year that was particularly difficult for fixed income securities, New England Adjustable Rate U.S. Government Fund provided a welcome shelter from the storm. Although interest rates generally ended the year significantly higher than their February lows, the Fund was able to maintain a stable share price with only minor fluctuations during the period. For the year ended December 31, 1996, your Fund generated a total return of 5.83% for Class A shares, based on net asset value. This return reflects the reinvestment of $0.42 per share in income distributions paid during the year and a share price that began and ended the year at $7.37. By comparison, the 46 ARM (Adjustable Rate Mortgage) funds tracked by Lipper Analytical Services produced an average total return of 5.4% while the Fund's benchmark, the unmanaged Lehman ARM Index, returned 6.64%.

Q.  How did you manage the Fund during the year?

    Though the U.S. government and agency ARM securities (ARMS) in which your Fund invests are among the most creditworthy investments available, like other fixed-income investments, they are influenced by changes in interest rates. In addition, ARM securities are subject to prepayment risk - the risk that borrowers will prepay principal when homeowners take advantage of favorable interest rates to refinance their debt. As prepayment expectations shifted during the course of the year, the Fund adjusted its strategy, focusing alternately on Treasury securities, which tend to perform better during periods of declining interest rates, and ARMS, which typically perform better when interest rates rise and the likelihood of prepayments falls. Anticipating lower rates at the start of 1996, we maintained a lower weighting of ARMS than usual - around 67%. Falling mortgage rates had raised concerns that continued rapid mortgage prepayments would erode the Fund's income stream while limiting price appreciation. As a result, we focused more on U.S. Treasury securities, which do not carry prepayment risk. However, as rates began to move up in the spring and early summer, we shifted our focus back to ARMS in expectation that the higher mortgage rates would slow down prepayment speeds.

    The anticipated slowdown in refinancings did occur, allowing us to raise the Fund's distribution rate from 5.625% to 5.75% in the month of August. Subsequently, interest rates dropped somewhat from their early July highs, raising again the specter of increasing ARM prepayment speeds. The fourth quarter of 1996 was thus spent managing the portfolio's exposure to prepayment risk, favoring slower prepaying Government National Mortgage Association (GNMA) ARMS and ARMS with smaller premiums in their market prices.

--------------------------------------------------------------------------------
                       Portfolio Composition -- 12/31/96*
--------------------------------------------------------------------------------

TOTAL ARM SECURITIES                    81.1%
U.S. TREASURY NOTES                     10.1%
COLLATERALIZED MORTGAGE OBLIGATIONS      2.1%
NET CASH/EQUIVALENT                      0.9%
FHLB CALLABLE NOTES                      4.3%

*Portfolio composition is based on total net assets and is subject to change.

Q.  What's your investment strategy for the months ahead?

    We will continue to heavily weight the portfolio in ARM securities - now approximately 80% of the portfolio - reflecting our expectations for moderate economic growth, low levels of inflation, and relatively stable interest rates. Should our outlook for interest rates become more positive, we would again work to lower the Fund's sensitivity to prepayment activity by paring back holdings of ARMS in favor of Treasury securities. This strategy would be consistent with our goal to provide our shareholders with a competitive income stream while maintaining a stable share price.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Investments as of December 31, 1996

BONDS AND NOTES--97.6% OF TOTAL NET ASSETS

  FACE
 AMOUNT       DESCRIPTION                                                                             VALUE (a)
----------------------------------------------------------------------------------------------------------------
              GOVERNMENT AGENCIES--87.5% (b)
$    346,911  Federal Home Loan Mortgage Corp., 6.047%, 12/01/17, (d) ........................      $    343,658
     479,629  Federal Home Loan Mortgage Corp., 6.084%, 2/01/19, (d) .........................           475,433
   1,472,397  Federal Home Loan Mortgage Corp., 6.087%, 10/01/30, (d) ........................         1,459,514
   1,187,939  Federal Home Loan Mortgage Corp., 6.623%, 4/01/19, (d) .........................         1,187,939
   3,821,343  Federal Home Loan Mortgage Corp., 6.749%, 3/01/25, (d) .........................         3,914,488
   3,222,945  Federal Home Loan Mortgage Corp., 7.000%, 4/01/22, (d) .........................         3,321,648
   2,195,091  Federal Home Loan Mortgage Corp., 7.034%, 4/01/22, (d) .........................         2,238,993
     716,559  Federal Home Loan Mortgage Corp., 7.131%, 7/01/30, (d) .........................           714,545
   2,128,478  Federal Home Loan Mortgage Corp., 7.136%, 6/01/22, (d) .........................         2,183,020
   1,590,493  Federal Home Loan Mortgage Corp., 7.146%, 6/01/22, (d) .........................         1,640,196
   3,313,412  Federal Home Loan Mortgage Corp., 7.159%, 4/01/23, (d) .........................         3,427,310
   5,557,583  Federal Home Loan Mortgage Corp., 7.257%, 1/01/20, (d) .........................         5,682,629
   3,266,113  Federal Home Loan Mortgage Corp., 7.268%, 5/01/23, (d) .........................         3,378,385
   1,494,396  Federal Home Loan Mortgage Corp., 7.283%, 6/01/22, (d) .........................         1,545,766
   4,896,995  Federal Home Loan Mortgage Corp., 7.304%, 7/01/26, (d) .........................         5,019,420
   2,756,640  Federal Home Loan Mortgage Corp., 7.343%, 5/01/22, (d) .........................         2,860,014
   4,467,771  Federal Home Loan Mortgage Corp., 7.367%, 5/01/23, (d) .........................         4,621,351
   3,656,344  Federal Home Loan Mortgage Corp., 7.499%, 3/01/22, (d) .........................         3,777,460
   3,513,956  Federal Home Loan Mortgage Corp., 7.598%, 5/01/19, (d) .........................         3,619,375
   5,500,130  Federal Home Loan Mortgage Corp., 7.657%, 4/01/29, (d) .........................         5,672,889
   2,574,795  Federal Home Loan Mortgage Corp., 7.704%, 1/01/23, (d) .........................         2,661,694
   2,975,476  Federal Home Loan Mortgage Corp., 7.750%, with various maturities to 1/01/22(d)          3,063,179
   5,768,396  Federal Home Loan Mortgage Corp., 7.789%, 4/01/25, (d) .........................         5,977,500
   3,805,624  Federal Home Loan Mortgage Corp., 7.810%, 1/01/19, (d) .........................         3,929,307
   2,327,070  Federal Home Loan Mortgage Corp., 7.841%, 8/01/22, (d) .........................         2,405,609
   3,723,827  Federal Home Loan Mortgage Corp., 7.868%, 7/01/25, (d) .........................         3,861,143
   1,626,098  Federal Home Loan Mortgage Corp., 7.875%, 7/01/22, (d) .........................         1,686,061
   3,239,663  Federal Home Loan Mortgage Corp., 7.880%, 12/01/22, (d) ........................         3,338,878
   1,173,220  Federal Home Loan Mortgage Corp., 7.905%, 9/01/22, (d) .........................         1,208,416
   6,108,797  Federal Home Loan Mortgage Corp., 7.912%, 9/01/23, (d) .........................         6,286,318
   4,304,485  Federal Home Loan Mortgage Corp., 7.928%, 10/01/23, (d) ........................         4,460,523
   3,019,423  Federal Home Loan Mortgage Corp., 7.994%, 9/01/23, (d) .........................         3,128,877
   1,170,299  Federal Home Loan Mortgage Corp., 8.000%, 8/01/22, (d) .........................         1,204,676
   3,048,112  Federal Home Loan Mortgage Corp., 8.125%, 8/01/24, (d) .........................         3,133,840
   4,689,674  Federal Home Loan Mortgage Pc Guaranteed, 6.105%, 10/15/23, (d) ................         4,672,322
     508,237  Federal National Mortgage Association, 5.839%, 9/01/23, (d) ....................           503,790
   2,061,401  Federal National Mortgage Association, 6.329%, 7/01/19, (d) ....................         2,054,960
   1,234,152  Federal National Mortgage Association, 6.500%, 6/01/17, (d) ....................         1,231,067
     559,211  Federal National Mortgage Association, 6.585%, 6/01/19, (d) ....................           562,706
   1,530,428  Federal National Mortgage Association, 6.796%, 1/01/20, (d) ....................         1,547,645
   2,638,613  Federal National Mortgage Association, 7.219%, 4/01/23, (d) ....................         2,714,473
   1,448,262  Federal National Mortgage Association, 7.237%, 5/01/22, (d) ....................         1,486,279
     330,265  Federal National Mortgage Association, 7.304%, 8/01/17, (d) ....................           338,728
     543,385  Federal National Mortgage Association, 7.370%, 5/01/20, (d) ....................           557,649
   4,775,441  Federal National Mortgage Association, 7.459%, 7/01/24, (d) ....................         4,904,522
   3,954,014  Federal National Mortgage Association, 7.461%, 11/01/25, (d) ...................         4,052,864
   4,542,204  Federal National Mortgage Association, 7.481%, 9/01/25, (d) ....................         4,686,986
   4,241,904  Federal National Mortgage Association, 7.509%, 6/01/22, (d) ....................         4,390,370
   4,537,290  Federal National Mortgage Association, 7.520%, 4/01/24, (d) ....................         4,693,259
   3,018,552  Federal National Mortgage Association, 7.591%, 11/01/20, (d) ...................         3,124,201
   1,387,230  Federal National Mortgage Association, 7.658%, 7/01/17, (d) ....................         1,433,181
   1,846,350  Federal National Mortgage Association, 7.692%, 7/01/23, (d) ....................         1,899,432
   3,095,974  Federal National Mortgage Association, 7.813%, 1/01/24, (d) ....................         3,210,138
   7,109,462  Federal National Mortgage Association, 7.875%, 10/01/18, (d) ...................         7,384,954
   3,515,847  Federal National Mortgage Association, 7.987%, 10/01/23, (d) ...................         3,647,691
   3,094,443  Federal National Mortgage Association, 8.153%, 11/01/22, (d) ...................         3,216,287
   5,467,080  Government National Mortgage Association, 7.000%, 4/20/22, (d) .................         5,579,839
  25,644,917  Government National Mortgage Association, 7.125%, with various maturities
                to 7/20/23, (d)  .............................................................        26,161,545
                                                                                                    ------------
                                                                                                     197,484,942
                                                                                                    ------------
              U.S. GOVERNMENT--10.1%
   5,000,000  United States Treasury Notes, 6.250%, 6/30/98 ..................................         5,033,150
   2,000,000  United States Treasury Notes, 7.375%, 11/15/97 .................................         2,029,180
  15,000,000  United States Treasury Notes, 9.000%, 5/15/98 ..................................        15,631,350
                                                                                                    ------------
                                                                                                      22,693,680
                                                                                                    ------------
              Total Bonds and Notes (Identified Cost $220,842,065) ...........................       220,178,622
                                                                                                    ------------

SHORT TERM INVESTMENTS--0.9%

  FACE
 AMOUNT       DESCRIPTION                                                                          VALUE (a)
----------------------------------------------------------------------------------------------------------------
$  2,000,000  Repurchase agreement with Goldman Sachs Group L.P. dated 12/31/96 at 6.45% to be repurchased at $2,000,717 on 01/02/97. Collateralized by $1,605,000 U.S.
                Treasury Bonds 8.875% due 02/15/19 valued at $2,043,968  .....................      $  2,000,000
                                                                                                    ------------
              Total Short Term Investments (Identified Cost $2,000,000) ......................         2,000,000
                                                                                                    ------------
              Total Investments--98.5% (Identified Cost $222,842,065) (c) ....................       222,178,622
              Other assets less liabilities   ................................................         3,450,780
                                                                                                    ------------
              Total Net Assets--100% .........................................................      $225,629,402
                                                                                                    ============

(a) See Note 1a to the financial statements.
(b) The Fund's investments in mortgage backed securities of the Government
    National Mortgage Association, Federal Home Loan Bank and Federal National
    Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of these issues which have the same coupon rate have been aggregated for the purpose of presentation in the schedule of investments.
(c) Federal Tax Information: At December 31, 1996 the net unrealized depreciation on investments based on cost for federal income tax purposes of $222,849,096 was as follows:

    Aggregate gross unrealized appreciation for all investments in which there is an excess
    value over tax cost ......................................................................      $    699,860
    Aggregate gross unrealized depreciation for all investments in which there is an excess of
    tax cost over value ......................................................................        (1,370,334)
                                                                                                    ------------
    Net unrealized depreciation ..............................................................      $   (670,474)
                                                                                                    ============
    As of December 31, 1996 the fund has a net tax basis capital loss carryforward as follows:
    Expiring December 31, 2002 ...............................................................      $  5,625,994
             December 31, 2003 ...............................................................         6,075,626
             December 31, 2004 ...............................................................         2,134,629
(d) Variable rate mortgage backed securities. The interest rates change on these instruments monthly based on changes in a designated base rate. The rates shown were those in effect at December 31, 1996.


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                        STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------

December 31, 1996

ASSETS
  Investments at value .......................................                    $222,178,622
  Cash .......................................................                         105,071
  Receivable for:
    Fund shares sold .........................................                         124,037
    Securities sold ..........................................                          83,367
    Accrued interest .........................................                       4,219,920
  Prepaid registration expense ...............................                           7,000
                                                                                  ------------
                                                                                   226,718,017
LIABILITIES
  Payable for:
    Fund shares redeemed .....................................      $408,336
    Dividends declared .......................................       408,186
  Accrued expenses:
    Management fees ..........................................       199,440
    Deferred trustees' fees ..................................         6,835
    Accounting and administrative ............................         2,425
    Other expenses ...........................................        63,393
                                                                    --------
                                                                                     1,088,615
                                                                                  ------------
NET ASSETS ...................................................                    $225,629,402
                                                                                  ============
  Net Assets consist of:
    Capital paid in ..........................................                    $240,312,299
    Undistributed net investment income ......................                          27,231
    Accumulated net realized losses ..........................                     (14,046,685)
    Unrealized depreciation on investments ...................                        (663,443)
                                                                                  ------------
NET ASSETS ...................................................                    $225,629,402
                                                                                  ============
Computation of net asset value and offering price:
Net asset value and redemption price of Class A shares
  ($222,808,891 divided by 30,251,790 shares of beneficial
  interest) ..................................................                           $7.37
                                                                                         =====
Offering price per share (100/99 of $7.37) ...................                           $7.44*
                                                                                         =====
Net asset value and offering price of Class B shares ($2,820,511 divided by
  383,105 shares of beneficial interest) .....................                           $7.36**
                                                                                         =====
Identified cost of investments ...............................                    $222,842,065
                                                                                  ============

 *Based upon single purchases of less than $1,000,000. Reduced sales charges apply for purchases in excess of this amount.
**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                             STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

Year Ended December 31, 1996

INVESTMENT INCOME
  Interest .................................................                        $20,738,164
  Expenses
    Management fees ........................................      $ 1,572,103
    Service fees - Class A .................................          724,984
    Service and distribution fees - Class B ................           25,756
    Trustees' fees and expenses ............................           23,342
    Accounting and administrative ..........................           51,896
    Custodian ..............................................           95,310
    Transfer agent .........................................          145,158
    Audit and tax services .................................           25,500
    Legal ..................................................           24,372
    Printing ...............................................           26,825
    Registration ...........................................           34,409
    Amortization of organization expenses ..................           11,242
    Miscellaneous ..........................................           11,649
                                                                  -----------
  Total expenses ...........................................        2,772,546
  Less expenses waived by the investment adviser and
    subadviser .............................................         (705,267)        2,067,279
                                                                  -----------       -----------
  Net investment income ....................................                         18,670,885

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Realized loss on:
    Investments - net ......................................       (3,076,747)
  Unrealized appreciation on:
    Investments - net ......................................          568,620
                                                                  -----------
  Net loss on investment transactions ......................                         (2,508,127)
                                                                                   ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS .................                       $ 16,162,758
                                                                                   ============


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                   YEAR ENDED             YEAR ENDED
                                                                  DECEMBER 31,           DECEMBER 31,
                                                                      1995                   1996
                                                                  ------------           ------------
FROM OPERATIONS
  Net investment income ....................................      $ 26,292,012           $ 18,670,885
  Net realized loss on investments .........................        (9,361,220)            (3,076,747)
  Unrealized appreciation on investments ...................        18,622,227                568,620
                                                                  ------------           ------------
  Increase in net assets from operations ...................        35,553,019             16,162,758
                                                                  ------------           ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
    Class A ................................................       (24,684,115)           (16,446,055)
    Class B ................................................          (112,561)              (127,062)
                                                                  ------------           ------------
                                                                   (24,796,676)           (16,573,117)
                                                                  ------------           ------------
  Decrease in net assets derived from capital share
    transactions ...........................................      (168,968,965)          (107,440,637)
                                                                  ------------           ------------
  Total decrease in net assets .............................      (158,212,622)          (107,850,996)
NET ASSETS
  Beginning of the year ....................................       491,693,020            333,480,398
                                                                  ------------           ------------
  End of the year ..........................................      $333,480,398           $225,629,402
                                                                  ============           ============
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME
  Beginning of the year ....................................      $    313,893           $   (204,379)
                                                                  ============           ============
  End of the year ..........................................      $   (204,379)          $     27,231
                                                                  ============           ============


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                          CLASS A
                                               ------------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                               ------------------------------------------------------------------
                                                1992           1993           1994           1995           1996
                                               ------         ------         ------         ------         ------
Net Asset Value, Beginning of Year ....        $ 7.50         $ 7.46         $ 7.45         $ 7.20         $ 7.37
                                               ------         ------         ------         ------         ------
Income From Investment Operations
Net Investment Income .................          0.42           0.33           0.37           0.47           0.43
Net Realized and Unrealized Gain (Loss)
  on Investments ......................         (0.06)         (0.03)         (0.31)          0.14          (0.01)
                                               ------         ------         ------         ------         ------
Total From Investment Operations ......          0.36           0.30           0.06           0.61           0.42
                                               ------         ------         ------         ------         ------
Less Distributions
Dividends From Net Investment Income ..         (0.40)         (0.31)         (0.31)         (0.44)         (0.42)
                                               ------         ------         ------         ------         ------
Total Distributions ...................         (0.40)         (0.31)         (0.31)         (0.44)         (0.42)
                                               ------         ------         ------         ------         ------
Net Asset Value, End of Year ..........        $ 7.46         $ 7.45         $ 7.20         $ 7.37         $ 7.37
                                               ======         ======         ======         ======         ======
Total Return (%) (b) ..................          4.9            4.0            0.8            8.6            5.8
Ratio of Operating Expenses to
  Average Net Assets (%) (a) ..........          0.57           0.60           0.60           0.66           0.70
Ratio of Net Investment Income to
  Average Net Assets (%) ..............          5.39           4.39           4.85           6.29           6.39
Portfolio Turnover Rate (%) ...........            49             54             17             73             54
Net Assets, End of Year (000) .........      $294,687       $734,251       $489,637       $331,112       $222,809

(a) Commencing June 1, 1995 expenses were voluntarily limited to 0.70% of Class A average net assets. From May 1,
    1995 through June 1, 1995 expenses were voluntarily limited to 0.65% of Class A average net assets. See Note
    4. The ratio of operating expenses to average net assets without giving effect to this expense limitation would have been 0.89% for the year ended December 31, 1995 and 0.94% for the year ended December 31, 1996.
    From April 1, 1992 through May 1, 1995 expenses were voluntarily limited to 0.60% of Class A average net assets. The ratio of operating expenses to average net assets without giving effect to this expense limitation would have been 0.96%, 0.86% and 0.88% for the years ended December 31, 1992, 1993 and 1994, respectively.
    From October 19, 1991 through March 31, 1992, expenses were voluntarily limited to 0.50% of average net assets.
(b) A sales charge is not reflected in total return calculations.


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                      FINANCIAL HIGHLIGHTS -- continued
--------------------------------------------------------------------------------

                                                                          CLASS B
                                                  -------------------------------------------------------
                                                  SEPTEMBER 13(a)
                                                     THROUGH               YEAR ENDED DECEMBER 31,
                                                   DECEMBER 31,       -----------------------------------
                                                       1993            1994          1995          1996
                                                  --------------      ------        ------        ------
Net Asset Value, Beginning of Period .........        $ 7.52          $ 7.45        $ 7.20        $ 7.37
                                                      ------          ------        ------        ------
Income From Investment Operations
Net Investment Income ........................          0.08            0.29          0.41          0.37
Net Realized and Unrealized Gain (Loss) on
  Investments ................................         (0.08)          (0.29)         0.14         (0.02)
                                                      ------          ------        ------        ------
Total From Investment Operations .............          0.00            0.00          0.55          0.35
                                                      ------          ------        ------        ------
Less Distributions
Dividends From Net Investment Income .........         (0.07)          (0.25)        (0.38)        (0.36)
                                                      ------          ------        ------        ------
Total Distributions ..........................         (0.07)          (0.25)        (0.38)        (0.36)
                                                      ------          ------        ------        ------
Net Asset Value, End of Period ...............        $ 7.45          $ 7.20        $ 7.37        $ 7.36
                                                      ======          ======        ======        ======
Total Return (%) (d) .........................          0.0             0.1           7.8           4.9
Ratio of Operating Expenses to
  Average Net Assets (%) (b) .................          1.35(c)         1.35          1.41          1.45
Ratio of Net Investment Income to
  Average Net Assets (%) .....................          3.50(c)         4.10          5.54          5.64
Portfolio Turnover Rate (%) ..................            54(c)           17            73            54
Net Assets, End of Period (000) ..............          $855          $2,056        $2,368        $2,821

(a) Commencement of operations.
(b) Commencing June 1, 1995 expenses were voluntarily limited to 1.45% of Class B average net assets. From May 1,
    1995 through June 1, 1995 expenses were voluntarily limited to 1.40% of Class B average net assets. See Note
    4. The ratio of operating expenses to average net assets without giving effect to this expense limitation would have been 1.65% for the year ended December 31, 1995 and 1.69% for the year ended December 31, 1996.
    From September 13, 1993 through May 1, 1995 expenses were voluntarily limited to 1.35% of Class B average net assets. The ratio of operating expenses for Class B shares would have been 1.61% for the period ended December
    31, 1993, 1.63% for the year ended December 31, 1994.
(c) Computed on an annualized basis.
(d) A contingent deferred sales charge is not reflected in total return calculations. Periods less than one year are not annualized.


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

December 31, 1996

1. The Fund is a series of New England Funds Trust II, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each series of shares a "Fund").

The Fund offers both Class A and Class B shares. The Fund commenced its public offering of Class B shares on September 13, 1993. Class A shares are sold with a maximum front end sales charge of 1.00%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within five years of purchase. Expenses of the Fund are borne pro-rata by the holders of both classes of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro-rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.
Actual results could differ from those estimates.

A. SECURITY VALUATION. The Fund's investment subadviser, Back Bay Advisors, L.P. ("Back Bay Advisors"), under the supervision of the Fund's trustees, determines the value of the Fund's portfolio of securities, using valuations provided by a pricing service selected by Back Bay Advisors and other information with respect to transactions in securities, including quotations from securities dealers. Valuations of securities and other assets owned by the Fund for which market quotations are readily available are based on those quotations. Short-term obligations that will mature in 60 days or less are stated at amortized cost, which, when combined with accrued interest or discount earned, approximates market value. All other securities and assets are valued at their fair value as determined in good faith by Back Bay Advisors under the supervision of the Fund's trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on the trade date (the date the buy or sell is executed). Interest income is recorded on the accrual basis. Interest income is increased by the accretion of discount. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

C. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily to shareholders of record at the time and are paid monthly.

The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to differing treatments for income recognition for mortgage-backed securities. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification to paid in capital.

E. REPURCHASE AGREEMENTS. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price. Back Bay Advisors is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

F. ORGANIZATION EXPENSE. Costs incurred in 1991 in connection with the Fund's organization and initial registration, amounting to $57,650, were paid by the Fund and are being amortized over 60 months beginning October 18, 1991. All amounts are fully amortized as of December 31, 1996.

2. Purchase and Sales of Securities excluding short-term investments) for the Fund for the year ended December 31, 1996 were as follows:

               PURCHASES                SALES
          ----------------------  -----------------
            U.S. GOVERNMENT        U.S. GOVERNMENT
          ----------------------  -----------------
              $148,702,169           $228,526,956

3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund pays management fees to its investment adviser, New England Funds Management, L.P. ("NEFM") at the annual rate of 0.55% of the first $200 million of the Fund's average daily net assets, 0.51% of the next $300 million and 0.47% of such assets in excess of $500 million. NEFM pays the Fund's investment subadviser, Back Bay Advisors at the rate of 0.275% of the first $200 million of the Fund's average daily net assets, 0.255% of the next $300 million and 0.235% of such assets in excess of $500 million. Certain officers and directors of NEFM are also officers or trustees of the Fund. NEFM and Back Bay Advisors are wholly owned subsidiaries of New England Investment Companies, L.P. ("NEIC"), which is a subsidiary of Metropolitan Life Insurance Company ("MetLife"). Fees earned by NEFM and Back Bay Advisors under the management agreement in effect during the year ended December 31, 1996 are as follows:

     FEES EARNED
     -----------
     $786,052(a)            New England Funds Management, L.P.
     $786,051(a)            Back Bay Advisors, L.P.

(a) Before reduction pursuant to voluntary expense limitations. See Note 4.

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. New England Funds L.P. ("New England Funds"), the Fund's distributor, is a wholly owned subsidiary of NEIC and performs certain accounting and administrative services for the Fund. The Fund reimburses New England Funds for all or part of New England Funds" expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting, internal auditing and financial reporting functions and clerical functions relating to the Fund, (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance, and (iii) registration, filing and other fees in connection with requirements of regulatory authorities. For the year ended December 31, 1996 these expenses amounted to $51,896 and are shown separately in the financial statements as accounting and administrative.

C. SERVICE AND DISTRIBUTION EXPENSE. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and a Service and Distribution Plan relating to the Fund's Class B shares (the "Class B Plan").

Under the Class A Plan, the Fund pays New England Funds a monthly service fee at the annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1996, the Fund paid New England Funds $724,984 in fees under the Class A Plan. If the expenses of New England Funds that are otherwise reimbursable under the Class A Plan incurred in any year exceed the amounts payable by the Fund under the Class A Plan, the unreimbursed amount (together with unreimbursed amounts from prior years) may be carried forward for reimbursement in future years in which the Class A Plan remains in effect. The amount of unreimbursed expenses carried forward into 1997 is $1,929,283.

Under the Class B Plan, the Fund pays New England Funds a monthly service fee at the annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class B shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class B shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1996, the Fund paid New England Funds $6,439 in service fees under the Class B Plan.

Also under the Class B Plan, the Fund pays New England Funds a monthly distribution fee at the annual rate of up to 0.75% of the average daily net assets attributable to the Fund's Class B shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class B shares. For the year ended December 31, 1996, the Fund paid New England Funds $19,317 in distribution fees under the Class B Plan.

Commissions (including contingent deferred sales charges) on Fund shares paid to New England Funds by investors in shares of the Fund during the year ended December 31, 1996 amounted to $76,124.

D. TRANSFER AGENT FEES. New England Funds is the transfer and shareholder servicing agent to the Fund. For the year ended December 31, 1996, the Fund paid New England Funds $105,223 as compensation for its services in that capacity.

E. TRUSTEES FEES AND EXPENSES. The Fund does not pay any compensation directly to its officers or trustees who are directors, officers or employees of NEFM, New England Funds, NEIC or their affiliates, other than registered investment companies. Each other trustee is compensated by the Fund as follows:

     Annual Retainer                              $2,276
     Meeting Fee                                  $114/meeting
     Committee Meeting Fee                        $68/meeting
     Committee Chairman Retainer                  $156/year

A deferred compensation plan is available to the trustees on a voluntary basis. Each participating trustee will receive an amount equal to the value that such deferred compensation would have had, had it been invested in the Fund on the normal payment date.

4. EXPENSE LIMITATIONS. Commencing June 1, 1995 and until further notice to the Fund, Back Bay Advisors and NEFM have voluntarily agreed to reduce management fees in order to limit the Fund's expenses to an annual rate of 0.70% of the Fund's Class A average daily net assets and, 1.45% of Class B average daily net assets. From May 1, 1995 through June 1, 1995 expenses were voluntarily limited to 0.65% of Class A average net assets and 1.40% of Class B average net assets. From April 1, 1992 through May 1, 1995 expenses were voluntarily limited to 0.60% of Class A average net assets and 1.35% of Class B average net assets. Prior to April 1, 1992 the Fund's expenses were subject to a 0.50% voluntary expense limitation agreed to by both Back Bay Advisors and New England Funds. As a result of the Fund's expenses exceeding the applicable voluntary expense limitation during the year ended December 31, 1996, Back Bay Advisors reduced its management fee of $786,051 by $352,633 and NEFM reduced its management fee of $786,052 by $352,634.

5. CAPITAL SHARES. At December 31, 1996 there was an unlimited number of shares of beneficial interest authorized, divided into two classes, Class A and Class B capital stock. Transactions in capital shares were as follows:

                                                 YEAR ENDED                            YEAR ENDED
                                             DECEMBER 31, 1995                     DECEMBER 31, 1996
                                      -------------------------------       -------------------------------
CLASS A                                  SHARES             AMOUNT             SHARES             AMOUNT
-------                               -----------       -------------       -----------       -------------
Shares sold ....................       10,139,660       $   74,377,759        9,423,564       $  69,389,156
Shares issued in connection with
 the reinvestment of:
  Distributions from net
    investment income ..........        1,309,593           9,615,221         1,009,552           7,430,124
                                      -----------       -------------       -----------       -------------
                                       11,449,253          83,992,980        10,433,116          76,819,280
Shares repurchased .............      (34,512,776)       (253,225,090)      (25,080,230)       (184,716,449)
                                      -----------       -------------       -----------       -------------
Net decrease ...................      (23,063,523)      $(169,232,110)      (14,647,114)      $(107,897,169)
                                      -----------       -------------       -----------       -------------

                                                 YEAR ENDED                            YEAR ENDED
                                             DECEMBER 31, 1995                     DECEMBER 31, 1996
                                      -------------------------------       -------------------------------
CLASS B                                  SHARES             AMOUNT             SHARES             AMOUNT
-------                               -----------       -------------       -----------       -------------
Shares sold ....................          127,300       $     934,154           157,929       $   1,162,842
Shares issued in connection with
 the reinvestment of:
  Distributions from net
    investment income ..........           12,997              95,443            14,541             107,004
                                      -----------       -------------       -----------       -------------
                                          140,297           1,029,597           172,470           1,269,846
Shares repurchased .............         (104,441)           (766,452)         (110,554)           (813,314)
                                      -----------       -------------       -----------       -------------
Net increase ...................           35,856             263,145            61,916             456,532
                                      -----------       -------------       -----------       -------------
Decrease derived from capital
 shares transactions ..........       (23,027,667)      $(168,968,965)      (14,585,198)      $(107,440,637)
                                      ===========       =============       ===========       =============

--------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


To the Board of Trustees of New England Funds Trust II and the Shareholders of the NEW ENGLAND ADJUSTABLE RATE U.S. GOVERNMENT FUND

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of New England Adjustable Rate U.S. Government Fund as of December 31, 1996, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the New England Adjustable Rate U.S. Government Fund as of December 31, 1996 the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
February 10, 1997

                                                              --------------
                    (Logo)                                       BULK RATE
              NEW ENGLAND FUNDS                                U.S. POSTAGE
        Where The Best Minds Meet(TM)                              PAID
                                                               BROCKTON, MA
                                                              PERMIT NO. 770
                                                              --------------


            ---------------------
             399 Boylston Street

            Boston, Massachusetts

                    02116
            ---------------------



---------------------    ---------------------
        [Logo]                   [Logo]
        QUALITY                  QUALITY
    TESTED SERVICE           TESTED SERVICE
         1995                     1996
---------------------    ---------------------
        DALBAR                   DALBAR
HONORS COMMITMENT TO:    HONORS COMMITMENT TO:
      INVESTORS                INVESTORS
---------------------    ---------------------

                  AR56-1296

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